Exhibit 10.1

WELLS FARGO BANK, NATIONAL ASSOCIATION WELLS FARGO SECURITIES, LLC 550 South Tryon Street Charlotte, North Carolina 28202	BNP PARIBAS BNP PARIBAS SECURITIES CORP. 787 Seventh Avenue New York, New York 10019	HSBC BANK PLC HSBC SECURITIES (USA) INC. 66 Hudson Blvd. E, New York, New York 10001

January 19, 2026

Project Noble

Bridge Facility Incremental Commitments Agreement

Netflix, Inc.

121 Albright Way

Los Gatos, CA 95032

Attention: Spencer Neumann

Ladies and Gentlemen:

Reference is made to that certain Bridge Commitment Letter, dated as of December 4, 2025 (the “Original Commitment Letter”), among Netflix, Inc., a Delaware corporation (the “Borrower” or “you”), and (i) Wells Fargo Bank, National Association (“WFBNA”) and Wells Fargo Strategic Capital, Inc. (“WFSCI” and, together with WFBNA, collectively, “Wells Fargo Lender”) and Wells Fargo Securities, LLC (“Wells Fargo Securities” and, together with Wells Fargo Lender, “Wells Fargo”), (ii) BNP Paribas (“BNPP”), BNP Paribas Securities Corp. (“BNPPSC” and, together with BNPP, “BNP”) and (iii) HSBC Bank USA, National Association (“HSBC USA”), HSBC Continental Europe (“HSBC Europe”), HSBC Bank plc (“HSBC Bank”), HSBC Bank Middle East Limited (“HSBC Middle East” and, together with HSBC USA, HSBC Europe, HSBC Bank and HSBC Middle East, “HSBC Lender”) and HSBC Securities (USA) Inc. (“HSI” and, together with HSBC Lender, “HSBC” and, together with Wells Fargo and BNP, the “Original Commitment Parties”), regarding a senior unsecured bridge facility in an aggregate principal amount of $59.0 billion, which as of December 19, 2025 was reduced to $34.0 billion (the “Bridge Facility”, the commitments thereunder, the “Bridge Commitments” and the loans contemplated to be made pursuant thereto, the “Bridge Loans”), as amended by that certain Bridge Facility Joinder Agreement, dated as of December 19, 2025, among you, each of the Original Commitment Parties and the Additional Commitment Parties (as defined therein) party thereto (the “Initial Joinder Agreement”; the Original Commitment Letter, together with the exhibits and annexes thereto, as amended from time to time prior to the date hereof in accordance with the terms thereof, including, for the avoidance of doubt, by the Initial Joinder Agreement, the “Commitment Letter”).

This incremental commitments agreement (together with the schedules attached hereto, the “Incremental Commitments Agreement”) sets forth (x) the consent of the Borrower and each of the Bridge Lead Arrangers to WFBNA, BNPP and HSBC Bank providing the Borrower with incremental commitments under the Bridge Facility in the amounts set forth herein and (y) the agreements of WFBNA, BNPP and HSBC Bank to provide incremental commitments to the Bridge Facility in the amounts set forth herein, in each case on the terms and subject to the conditions set forth below and in the Commitment Letter. The parties hereto agree that the aggregate commitments in respect of the Bridge Facility immediately prior to the effectiveness of this Incremental Commitments Agreement were $34.0 billion, allocated among the Commitment Parties (as defined in the Initial Joinder Agreement) as set forth in Schedule II to the Initial Joinder Agreement, which Bridge Commitments will be increased to $42.2 billion upon the effectiveness of this Incremental Commitments Agreement. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Commitment Letter.

1. Commitments and Agreements Pursuant to clause (1) of the last sentence of the second paragraph of Section 1 of the Initial Joinder Agreement, the Borrower and each Bridge Lead Arranger hereby consent to the providing of additional Bridge Commitments, which shall be provided by WFBNA, BNPP and HSBC Bank on a several but not joint basis, on the terms and conditions set forth herein and in the Commitment Letter, in an aggregate amount equal to $8.2 billion. Each of WFBNA, BNPP and HSBC Bank hereby commits, on a several but not joint basis, on the terms and conditions set forth herein and in the Commitment Letter, to provide incremental Bridge Commitments equal to the principal amount set forth adjacent to its name on Schedule I attached hereto (the “Incremental Commitments Schedule”) under the heading “Incremental Bridge Commitments ($)” (such commitments listed on Schedule I attached hereto, the “Incremental Bridge Commitments”) such that, after giving effect to such increase, the commitments to the Bridge Facility of all Commitment Parties are set forth in Schedule II attached hereto (the “Commitments Schedule”). Upon the effectiveness hereof, all references to the “Bridge Facility” in the Commitment Letter, the Fee Letters and the Bridge Credit Documentation shall include the Incremental Bridge Commitments. Each of WFBNA, BNPP and HSBC Bank acknowledges and agrees that its Incremental Bridge Commitments are subject solely to the satisfaction or waiver of the conditions expressly specified in Section 6 of, and Exhibit C to, the Commitment Letter; it being understood and agreed that there are no other conditions (implied or otherwise) to the Incremental Bridge Commitments, including compliance with the terms of this Incremental Commitments Agreement, the Commitment Letter, the Fee Letters (including as amended by the Arranger Fee Letter Supplement (as defined below)) or the Bridge Credit Documentation (other than the conditions expressly set forth in Section 6 of, and Exhibit C to, the Commitment Letter).

In addition, each of the Bridge Lead Arrangers (as defined in the Original Commitment Letter and the Initial Joinder Agreement) consent to the changes to the Merger Agreement (as in effect on December 4, 2025) set forth in the amended and restated Merger Agreement (as amended and restated as of the date hereof).

2. Fees As consideration for the Incremental Bridge Commitments of WFBNA, BNPP and HSBC Bank hereunder, you agree to pay or cause to be paid the nonrefundable fees described in the Fee Letters and, without duplication, the Bridge Arranger Fee Letter Supplement, dated the date hereof and delivered herewith on the terms and subject to the conditions set forth therein (the “Arranger Fee Letter Supplement”). For the avoidance of doubt, the parties hereto agree that all references to the Fee Letters, in the Commitment Letter and otherwise, shall refer to the Fee Letters as amended by the Arranger Fee Letter Supplement. Once paid such fees shall not be refundable under any circumstances, regardless of whether the Transactions are consummated, except as otherwise agreed in writing by you and the applicable Commitment Parties. All fees payable hereunder and under the Fee Letters shall be paid in immediately available funds in U.S. dollars and shall not be subject to reduction by way of withholding, setoff or counterclaim or otherwise be affected by any claim or dispute related to any other matter. In addition, all fees payable hereunder shall be paid without deduction for any taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any national, state or local taxing authority, or will be grossed up by you for such amounts (other than in respect of Excluded Taxes (as defined in the Existing Credit Agreement, as if the obligations under Section 2.14(g) thereof applied hereunder, mutatis mutandis)), except for fees payable to HSBC Europe, HSBC Bank or HSBC Middle East.

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3. Effect of this Incremental Commitments Agreement For the avoidance of doubt, each of the parties hereto agrees that (1) the intent of this Incremental Commitments Agreement is to increase the Bridge Commitments as set forth herein, for which each of WFBNA, BNPP and HSBC Bank will be paid the fees specified herein and in the Arranger Fee Letter Supplement and (2) with respect to such Incremental Bridge Commitments (and the relevant portion of the Bridge Facility), each of Wells Fargo, BNP and HSBC retain all of the rights, privileges and indemnities set forth in the Commitment Letter with respect to the commitments initially provided in respect of the Bridge Facility. In furtherance thereof, the parties hereto agree that each of the Bridge Lead Arrangers reserves the right to syndicate the Incremental Bridge Commitments promptly to the Additional Commitment Parties (as defined in the Initial Joinder Agreement) or during the period (x) from the date hereof to but excluding the date that is forty-five (45) days after the date hereof, to such other banks, financial institutions or other institutional lenders as may be approved by the Borrower in its sole discretion and (y) from and including the date that is forty-five (45) days after the date hereof, to such other banks, financial institutions or other institutional lenders as identified by the Bridge Lead Arrangers in consultation with you (including any relationship lenders designated by you in consultation with the Bridge Lead Arrangers) and subject to your prior approval (such approval not to be unreasonably withheld, conditioned or delayed), in each case in the manner contemplated by Section 3 of the Commitment Letter (including, for the avoidance of doubt, by an additional “Joinder Agreement” contemplated by the Commitment Letter to partially reduce the commitments of WFBNA, BNPP and HSBC Bank and partially reallocate such commitments to such other Lenders in a manner substantially consistent with the initial syndication of the Bridge Facility and the execution of the Initial Joinder Agreement).

4. Miscellaneous This Incremental Commitments Agreement and its contents are subject to the titles and roles, syndication, information, limitation of liability; indemnification and expenses, sharing of information, absence of fiduciary relationship, affiliate activities, confidentiality and miscellaneous (including but not limited to, for the avoidance of doubt, the governing law, waiver of jury trial and waiver of service of process) provisions of the Commitment Letter, which shall be incorporated herein, mutatis mutandis, and apply hereto to the same extent as if more fully set forth herein. This Incremental Commitments Agreement, together with the Commitment Letter and the Fee Letters (as amended by the Arranger Fee Letter Supplement), set forth the entire agreement and understanding of the parties hereto with respect to the Bridge Facility and supersedes any prior written or oral agreements among the parties hereto with respect to the Bridge Facility. Each reference in the Commitment Letter to the Commitment Letter shall mean and be a reference to the Commitment Letter as supplemented, modified and amended hereby. Except as set forth in this Incremental Commitments Agreement, the terms and conditions of the Commitment Letter are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The parties hereto agree that this Incremental Commitments Agreement is not assignable by any party hereto without the prior written consent of each other party hereto (which consent shall not be unreasonably withheld, conditioned or delayed, and any such purported assignment without such consent shall be null and void (it being understood that the syndication of Incremental Bridge Commitments (and the related loans) by WFBNA, BNPP and HSBC Bank, and the Borrower’s consent rights with respect thereto, shall be in accordance with the limitations set forth in Section 3 above)), is intended to be solely for the benefit of the parties hereto and is not intended to and does not confer any benefits upon, or create any rights in favor of, any person other than the parties hereto (and, to the extent expressly provided in Section 7 of the Commitment Letter, the indemnified persons and the Arranger-Related Persons). This Incremental Commitments Agreement may not be amended or any term or provision thereof waived or modified except by an instrument in writing signed by each of the Bridge Lead Arrangers, WFBNA, BNPP, HSBC Bank and you. This Incremental Commitments Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Incremental Commitments Agreement and/or any document to be signed in connection with this Incremental Commitments Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

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Each of the parties hereto acknowledge and agree that the commitments under the Commitment Letter (as amended by this Incremental Commitments Agreement) will automatically (and without further action) terminate upon the Expiration Date, unless we shall, in our sole discretion, agree in writing to an extension. You may terminate the commitments under the Commitment Letter (as amended by this Incremental Commitments Agreement) (in full or in part) at any time upon written notice to the Commitment Parties, unless the closing of the Bridge Facility, on the terms and subject to the conditions contained herein and in the Bridge Credit Documentation, has been consummated on or before such date.

5. U.S.A. Patriot Act. WFBNA, BNPP and HSBC Bank hereby notify you that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107 56 (signed into law on October 26, 2001), as subsequently amended and reauthorized) (the “PATRIOT Act”) and the requirements of 31 C.F.R. §1010.230 (the “Beneficial Ownership Regulation”), that it and each of WFBNA, BNPP and HSBC Bank and the Lenders is required to obtain, verify and record information that identifies the Borrower and its subsidiaries, which information includes names, addresses, tax identification numbers and other information that will allow each of the Commitment Parties and the Lenders to identify the Borrower and its subsidiaries in accordance with the PATRIOT Act and the Beneficial Ownership Regulation. This notice is given in accordance with the requirements of the PATRIOT Act and the Beneficial Ownership Regulation and is effective for each of WFBNA, BNPP, HSBC Bank and the Lenders. You hereby acknowledge and agree that WFBNA, BNPP and HSBC Bank shall be permitted to share any or all such information with the Lenders.

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We are pleased to have been given the opportunity to assist you in connection with this important financing.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/Irena Stavreska
Name:	Irena Stavreska
Title:	Managing Director

WELLS FARGO SECURITIES, LLC

By:	/s/ Jonathan Mullen
Name:	Jonathan Mullen
Title:	Managing Director

[Signature Page to Incremental Commitments Agreement]

BNP PARIBAS

By:	/s/ Rafael Ribeiro
Name:	Rafael Ribeiro
Title:	MD – Head of IG Finance

By:	/s/ Nicole Rodriguez
Name:	Nicole Rodriguez
Title:	Director

BNP PARIBAS SECURITIES CORP.

By:	/s/ Rafael Ribeiro
Name:	Rafael Ribeiro
Title:	MD – Head of IG Finance

[Signature Page to Incremental Commitments Agreement]

HSBC BANK PLC

By:	/s/ Bradley Wilson
Name:	Bradley Wilson
Title:	Managing Associate General Counsel

HSBC SECURITIES (USA) INC.

By:	/s/ Lauren Steiner
Name:	Lauren Steiner
Title:	Director

[Signature Page to Incremental Commitments Agreement]

Accepted and agreed to as of the date first written above by:

NETFLIX, INC.

By:	/s/ Gregory Belzer
Name: Gregory Belzer
Title: Vice President and Treasurer

[Signature Page to Incremental Commitments Agreement]

Schedule I

to Incremental Commitments Agreement

Incremental Commitments

Commitment Party	Incremental Bridge Commitments ($)
Wells Fargo Bank, National Association	$4,100,000,000.00
BNP Paribas	$2,870,000,000.00
HSBC Bank plc	$1,230,000,000.00

Schedule II

to Incremental Commitments Agreement

Commitments

Commitment Party	Bridge Commitment (%)	Bridge Commitment ($)
Wells Fargo Bank, National Association	29.86%	$12,600,000,000.00
BNP Paribas	20.90%	$8,820,000,000.00
HSBC Continental Europe	5.51%	$2,325,000,000.00
HSBC Bank plc	2.91%	$1,230,000,000.00
HSBC Bank USA, National Association	0.53%	$225,000,000.00
Banco Santander, S.A., New York Branch	3.22%	$1,360,000,000.00
Bank of Montreal	3.22%	$1,360,000,000.00
Mizuho Bank, Ltd.	3.22%	$1,360,000,000.00
Morgan Stanley Senior Funding, Inc.	3.22%	$1,360,000,000.00
MUFG Bank, Ltd.	3.22%	$1,360,000,000.00
Royal Bank of Canada	3.22%	$1,360,000,000.00
Société Générale	3.22%	$1,360,000,000.00
The Bank of Nova Scotia	3.22%	$1,360,000,000.00
The Toronto-Dominion Bank, New York Branch	3.22%	$1,360,000,000.00
Truist Bank	3.22%	$1,360,000,000.00
U.S. Bank National Association	3.22%	$1,360,000,000.00
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	1.21%	$510,000,000.00
Commerzbank AG, New York Branch	1.21%	$510,000,000.00
PNC Bank, National Association	1.21%	$510,000,000.00
Standard Chartered Bank	1.21%	$510,000,000.00

Total:	100.00%	$42,200,000,000.00